Securities Act Registration No. 333-01073
Investment Company Act Registration No. 811-07537

As filed with the Securities and Exchange Commission on April 30, 2015

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /

Pre-Effective Amendment No. _________	/__/

Post-Effective Amendment No. 30	/ X /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/ X /

Amendment No. 33	/ X /

(Check appropriate box or boxes)

               ROYCE CAPITAL FUND
(Exact name of Registrant as specified in charter)

745 Fifth Avenue, New York, New York 10151
(Address of principal executive offices)   (Zip Code)

(212) 508-4500
(Registrant’s Telephone Number, including Area Code)

Charles M. Royce, President
Royce Capital Fund
745 Fifth Avenue, New York, New York 10151
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
/__/ immediately upon filing pursuant to paragraph (b)
/ X / on May 1, 2015 pursuant to paragraph (b)
/__/ 60 days after filing pursuant to paragraph (a)(1)
/__/ on (Date) pursuant to paragraph (a)(1)
/__/ 75 days after filing pursuant to paragraph (a)(2)
/__/ on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/__/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Total number of pages:
Index to Exhibits is located on page:

May 1, 2015

Prospectus
Investment and Service Class Shares

Royce Capital Fund—Micro-Cap Portfolio
RCMCX (Investment) RCMSX (Service)

Royce Capital Fund—Small-Cap Portfolio
RCPFX (Investment) RCSSX (Service)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

roycefunds.com

Table of Contents

Royce Micro-Cap Portfolio	2
Royce Small-Cap Portfolio	5
Additional Information	8
Financial Highlights	9
Royce’s Investment Universe	11
Investing in Foreign Securities	13
Management of the Funds	14
General Shareholder Information	15

The Investment and Service Classes of Royce Capital Fund offer their shares to life insurance companies that allocate the shares to separate accounts that they establish for the purpose of funding variable annuity contracts and variable life insurance contracts. A Fund may not be available in connection with a particular variable contract.

Royce Capital Fund Prospectus 2015 | 1

Royce Micro-Cap Portfolio

Investment Goal
Royce Micro-Cap Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include variable contract charges. Because variable contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your variable contract prospectus for more information about these charges.

Shareholder Fees (fees paid directly from your investment)
	INVESTMENT CLASS	SERVICE CLASS

Maximum sales charge (load) imposed on purchases	0.00%	0.00%

Maximum deferred sales charge	0.00%	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.25%	1.25%

Distribution (12b-1) fees	0.00%	0.25%

Other expenses	0.05%	0.07%

Acquired fund fees and expenses	0.01%	0.01%

Total annual Fund operating expenses	1.31%	1.58%

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because the highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS
1 Year	$133	$161

3 Years	$415	$499

5 Years	$718	$860

10 Years	$1,579	$1,878

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

2 | Royce Capital Fund Prospectus 2015

Royce Capital Fund—Micro-Cap Portfolio (continued)

Principal Investment Strategy
Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of micro-cap companies with stock market capitalizations up to $1 billion. Royce generally focuses on micro-cap companies that it believes are trading below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and other indicators of financial strength. The Fund also seeks companies that Royce believes have strong growth prospects and the potential for improvement in cash flow levels and internal rates of return.

Normally, the Fund invests at least 80% of its net assets in equity securities of companies with market caps up to $1 billion. Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Micro-Cap Portfolio is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

The prices of micro-cap securities are generally more volatile and their market is less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. To the extent the Fund overweights a single market sector or industry relative to its benchmark index, its performance may be tied more directly to the success or failure of a relatively smaller or less well-diversified group of portfolio holdings.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell Microcap Index, the Fund’s benchmark, and the Russell 2000 Index. The Service Class commenced operations on May 2, 2006. Performance information prior to this date is for the Investment Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns prior to May 2, 2006 for that Class would have been lower.

Calendar Year Total Returns

During the period shown in the bar chart, the highest return for a calendar quarter was 31.36% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -29.64% (quarter ended 12/31/08).

Annualized Total Returns
As of 12/31/14 (%)
	1 YEAR	5 YEAR	10 YEAR

Investment Class Return Before Taxes	-3.58	7.50	6.09

Service Class Return Before Taxes	-3.84	7.28	5.90

Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	4.89	15.55	7.77

Russell Microcap Index (Reflects no deductions for fees, expenses, or taxes)	3.65	16.14	5.96

Royce Capital Fund Prospectus 2015 | 3

Royce Capital Fund—Micro-Cap Portfolio (concluded)

The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. If these costs and expenses were reflected, the returns shown would be lower. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. Jenifer L. Taylor and James P. Stoeffel co-manage the Fund, assisted by Brendan J. Hartman. Ms. Taylor previously served as the Fund’s co-manager (2009-2010) and primary portfolio manager (2010-2014). Mr. Stoeffel began to co-manage the Fund in 2015. Mr. Hartman became assistant portfolio manager in 2013.

Additional Information
For information on how to purchase and sell shares, tax information, and information on financial intermediary compensation, please see page 8.

4 | Royce Capital Fund Prospectus 2015

Royce Small-Cap Portfolio

Investment Goal
Royce Small-Cap Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include variable contract charges. Because variable contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your variable contract prospectus for more information about these charges.

Shareholder Fees (fees paid directly from your investment)
	INVESTMENT CLASS	SERVICE CLASS

Maximum sales charge (load) imposed on purchases	0.00%	0.00%

Maximum deferred sales charge	0.00%	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%

Distribution (12b-1) fees	0.00%	0.25%

Other expenses	0.05%	0.05%

Total annual Fund operating expenses	1.05%	1.30%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS

1 Year	$107	$132

3 Years	$334	$412

5 Years	$579	$713

10 Years	$1,283	$1,568

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Royce Capital Fund Prospectus 2015 | 5

Royce Capital Fund—Small-Cap Portfolio (continued)

Principal Investment Strategy
Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies with market capitalizations up to $3 billion that Royce believes are trading below its estimate of their current worth. The Fund generally invests in such companies that Royce believes also possess financial strength, a strong business model, and the ability to generate and effectively allocate excess free cash flow.

Normally, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Small-Cap Portfolio is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of December 31, 2014 the Fund invested a significant portion of its assets in a limited number of securities. The Fund’s investment in a limited number of issuers and its potential industry and sector overweights may involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses.
Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index. The Service Class commenced operations on May 2, 2006. Performance information prior to this date is for the Investment Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns prior to May 2, 2006 for that Class would have been lower.

Calendar Year Total Returns

During the period shown in the bar chart, the highest return for a calendar quarter was 22.60% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -24.29% (quarter ended 12/31/08).

The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. If these costs and expenses were reflected, the returns shown would be lower. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

6 | Royce Capital Fund Prospectus 2015

Royce Capital Fund—Small-Cap Portfolio (concluded)

Annualized Total Returns
As of 12/31/14 (%)
	1 YEAR	5 YEAR	10 YEAR

Investment Class Return Before Taxes	3.24	12.78	8.23

Service Class Return Before Taxes	2.92	12.49	8.00

Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	4.89	15.55	7.77

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. Jay S. Kaplan manages the Fund. Mr. Kaplan has managed the Fund since 2003.

Additional Information
For information on how to purchase and sell shares, tax information and information on financial intermediary compensation, please see page 8.

Royce Capital Fund Prospectus 2015 | 7

Additional Information

How to Purchase and Sell Fund Shares
Shares of the Funds will be sold on a continuous basis to separate accounts of insurance companies. Investors may not purchase or redeem shares of the Funds directly, but only through the relevant variable contract. You should refer to the applicable variable contract prospectus for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, or change existing allocations among investment alternatives, including the Funds. No sales charge is imposed by Royce Fund Services, Inc. (“RFS”), the Funds’ distributor, upon the purchase or redemption of shares of the Funds. Any sales charges for your variable contract will be described in the relevant variable contract prospectus.

Tax Information
For information regarding the federal income tax consequences of variable contract ownership, please consult your variable contract prospectus.

Financial Intermediary Compensation
If you purchase the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8 | Royce Capital Fund Prospectus 2015

Financial Highlights

This table is intended to help you understand the financial performance of each Class of Royce Micro-Cap Portfolio for the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The Fund’s total returns presented below do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Because variable contract charges are not included, the actual return that you will receive will be lower than the total return in the table. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2014 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Royce Micro-Cap Portfolio – Investment Class PERIOD ENDED DECEMBER 31,	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$12.83	$10.95	$10.41	$12.18	$9.52

Investment Operations
Net investment income (loss)	(0.04)	(0.04)	0.04	(0.03)	(0.01)

Net realized and unrealized gain (loss) on investments and foreign currency	(0.44)	2.32	0.74	(1.45)	2.87

Total from investment operations	(0.48)	2.28	0.78	(1.48)	2.86

Distributions
Distributions from net investment income	–	(0.06)	–	(0.29)	(0.20)

Distributions from net realized gain on investments and foreign currency	(0.98)	(0.34)	(0.24)	–	–

Total distributions	(0.98)	(0.40)	(0.24)	(0.29)	(0.20)

Net Asset Value, End of Period	$11.37	$12.83	$10.95	$10.41	$12.18

Total Return	(3.58)%	20.99%	7.60%	(12.10)%	30.10%

Net Assets, End of Period (in thousands)	$485,434	$572,666	$543,516	$569,498	$676,654

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	1.30%	1.32%	1.33%	1.32%	1.32%

Prior to fee waivers	1.30%	1.32%	1.33%	1.32%	1.32%

Net of fee waivers	1.30%	1.32%	1.33%	1.32%	1.32%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.32)%	(0.36)%	0.39%	(0.31)%	(0.09)%

Portfolio Turnover Rate	25%	30%	21%	35%	35%

Royce Micro-Cap Portfolio – Service Class PERIOD ENDED DECEMBER 31,	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$12.72	$10.87	$10.35	$12.13	$9.49

Investment Operations
Net investment income (loss)	(0.07)	(0.07)	0.03	(0.11)	(0.08)

Net realized and unrealized gain (loss) on investments and foreign currency	(0.44)	2.30	0.73	(1.39)	2.91

Total from investment operations	(0.51)	2.23	0.76	(1.50)	2.83

Distributions
Distributions from net investment income	–	(0.04)	–	(0.28)	(0.19)

Distributions from net realized gain on investments and foreign currency	(0.98)	(0.34)	(0.24)	–	–

Total distributions	(0.98)	(0.38)	(0.24)	(0.28)	(0.19)

Net Asset Value, End of Period	$11.23	$12.72	$10.87	$10.35	$12.13

Total Return	(3.84)%	20.65%	7.45%	(12.26)%	29.90%

Net Assets, End of Period (in thousands)	$27,362	$40,753	$36,764	$26,096	$17,022

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	1.57%	1.60%	1.59%	1.60%	1.63%

Prior to fee waivers	1.57%	1.60%	1.59%	1.60%	1.63%

Net of fee waivers	1.57%	1.58%	1.55%	1.49%	1.40%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.60)%	(0.62)%	0.27%	(0.46)%	(0.12)%

Portfolio Turnover Rate	25%	30%	21%	35%	35%

Royce Capital Fund Prospectus 2015 | 9

Financial Highlights

This table is intended to help you understand the financial performance of each Class of Royce Small-Cap Portfolio for the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The Fund’s total returns presented below do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Because variable contract charges are not included, the actual return that you will receive will be lower than the total return in the table. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2014 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Royce Small-Cap Portfolio – Investment Class

PERIOD ENDED DECEMBER 31,	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.92	$11.03	$10.07	$10.45	$8.68

Investment Operations
Net investment income (loss)	0.06	0.03	0.15	0.01	0.04

Net realized and unrealized gain (loss) on investments and foreign currency	0.35	3.75	1.10	(0.35)	1.74

Total from investment operations	0.41	3.78	1.25	(0.34)	1.78

Distributions
Distributions from net investment income	(0.02)	(0.14)	(0.01)	(0.04)	(0.01)

Distributions from net realized gain on investments and foreign currency	(1.66)	(0.75)	(0.28)	–	–

Total distributions	(1.68)	(0.89)	(0.29)	(0.04)	(0.01)

Net Asset Value, End of Period	$12.65	$13.92	$11.03	$10.07	$10.45

Total Return	3.24%	34.75%	12.50%	(3.28)%	20.52%

Net Assets, End of Period (in thousands)	$577,222	$736,917	$623,830	$651,243	$630,227

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	1.05%	1.05%	1.06%	1.05%	1.06%

Prior to fee waivers	1.05%	1.05%	1.06%	1.05%	1.06%

Net of fee waivers	1.05%	1.05%	1.06%	1.05%	1.06%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.44%	0.13%	1.37%	0.11%	0.47%

Portfolio Turnover Rate	36%	43%	62%	36%	34%

Royce Small-Cap Portfolio – Service Class

PERIOD ENDED DECEMBER 31,	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.74	$10.91	$9.98	$10.38	$8.64

Investment Operations
Net investment income (loss)	0.03	(0.02)	0.15	(0.01)	0.03

Net realized and unrealized gain (loss) on investments and foreign currency	0.33	3.73	1.06	(0.36)	1.72

Total from investment operations	0.36	3.71	1.21	(0.37)	1.75

Distributions
Distributions from net investment income	–	(0.13)	(0.00)	(0.03)	(0.01)

Distributions from net realized gain on investments and foreign currency	(1.66)	(0.75)	(0.28)	–	–

Total distributions	(1.66)	(0.88)	(0.28)	(0.03)	(0.01)

Net Asset Value, End of Period	$12.44	$13.74	$10.91	$9.98	$10.38

Total Return	2.92%	34.44%	12.22%	(3.55)%	20.26%

Net Assets, End of Period (in thousands)	$218,175	$232,189	$148,613	$79,565	$41,505

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	1.30%	1.31%	1.31%	1.30%	1.34%

Prior to fee waivers	1.30%	1.31%	1.31%	1.30%	1.34%

Net of fee waivers	1.30%	1.31%	1.30%	1.26%	1.30%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.21%	(0.12)%	1.41%	(0.02)%	0.36%

Portfolio Turnover Rate	36%	43%	62%	36%	34%

10 | Royce Capital Fund Prospectus 2015

Royce’s Investment Universe

Investing in Small-Cap Companies
The large and diverse universe of small-cap companies available for investment by the Funds consists of those with market capitalizations up to $3 billion. Small-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors, and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a small-cap company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of small-cap companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

Small-capitalization stocks are those issued by companies with market capitalizations up to $3 billion.

    Within small-cap Royce further defines companies with market caps up to $1 billion as micro-cap, a segment that consisted of more than 3,300 U.S. companies at the end of 2014. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap securities with market caps of more than $1 billion, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading below Royce’s estimate of the company’s current worth, also involve increased risk.

    As of December 31, 2014, there were more than 1,100 additional small-cap companies with market caps between $1 billion and $3 billion. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. As a result, Royce may employ a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

The Funds may invest in other investment companies that invest in equity securities.

    The Funds may also invest 25% of their respective net assets in foreign securities (measured at the time of investment). The foreign small-cap market consisted of more than 23,000 companies located in developed countries as of December 31, 2014. For more information regarding investing in foreign securities, see page 13.

Value Investing
Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet and other measures of a company’s financial condition and profitability, such as the history and/or potential for improvement in cash flow generation, internal rates of return, and sustainable earnings. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects, or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

    Royce’s portfolio managers generally invest in equity securities of companies that are trading below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. For these purposes, the term “equity security” has the meaning set forth in the Securities Exchange Act of 1934, as amended, and includes (without limitation) common stocks, preferred stocks, convertible securities, warrants, and rights. In addition, seeking long-term growth of capital, Royce’s portfolio managers generally evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

Royce Capital Fund Prospectus 2015 | 11

    Royce’s value approach to stock selection strives to reduce some of the other risks of investing in the securities of small-cap companies (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets. Royce attempts to mitigate company-specific risk for Royce Micro-Cap Portfolio by investing in a relatively larger number of micro-cap issuers.

Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

    While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small-cap companies, which are inherently fragile in nature and whose securities exhibit substantially greater market price volatility than those of larger-cap companies. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-7.

    Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-company stock market declines, it may also potentially have the effect of limiting gains in strong small-company up markets.

Temporary Investments
Each of the Funds may invest without limit in short-term fixed income securities for temporary defensive purposes. If a Fund should implement a temporary investment policy, such policy would be inconsistent with its investment goal and the Fund may not achieve its investment goal while that policy is in effect. Each Fund also may invest in short-term fixed income securities in order to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions.

12 | Royce Capital Fund Prospectus 2015

Investing in Foreign Securities

Foreign Securities
Royce defines “foreign” as those securities of companies headquartered outside of the United States. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments. Each Fund may invest in the securities of companies whose economic fortunes are linked to non-U.S. countries but that do not meet the Fund’s definition of a foreign security. To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to non-U.S. country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing foreign securities.

    The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies because neither Fund intends to hedge its foreign currency exposure; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure, or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social, or diplomatic developments that could affect investment; sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries
The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in companies headquartered in developing, or emerging market, countries. Developing (or emerging markets) countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (as defined in the Funds’ Statement of Additional Information). Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political, legal, and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of each Fund’s assets denominated in such currencies because neither Fund intends to hedge its foreign currency exposure. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume, and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies headquartered in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

Royce Capital Fund Prospectus 2015 | 13

Management of the Funds

Royce & Associates, LLC (“Royce”) is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small-cap securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151.

Charles Royce Chief Executive Officer, Portfolio Manager • Founded Royce in 1972

Christopher D. Clark President, Co-Chief Investment Officer • Employed by Royce since 2007 • Previously, a Consultant at UBS (2004-2006)

Francis D. Gannon
Co-Chief Investment Officer, Managing Director

• Employed by Royce since 2006
• Previously, Chief Investment Strategist and Portfolio Manager at AIG SunAmerica Asset Management (1995-2006)

Jay S. Kaplan Principal Portfolio Manager for: Royce Small-Cap Portfolio • Employed by Royce since 2000 • Previously, Managing Director and Portfolio Manager at Prudential Investments

Jenifer L. Taylor
Portfolio Manager

Co-Manager for: Royce Micro-Cap Portfolio

• Employed by Royce since 2000
• Previously, Analyst at Credit Lyonnaise Securities (since 1999) and prior to that Analyst for the Special Situations Fund (1994-1999)

James P. Stoeffel
Portfolio Manager

Co-Manager for: Royce Micro-Cap Portfolio

• Employed by Royce since 2009
• Previously Portfolio Manager for a long/short equity private investment vehicle which he co-founded with Messrs. Brown and Hartman (2008-2009), Portfolio Manager and Investment Policy Committee member at Cramer Rosenthal McGlynn (“CRM”) (2001-2008), Director of Research at Palisade Capital Management (1999-2001), Research Analyst and Vice President in Smith Barney’s Emerging Growth Stock Research Group (1993-1999), and Auditor for companies in the financial services industry (1984-1992)

Brendan J. Hartman
Portfolio Manager

Assistant Portfolio Manager for:
 Royce Micro-Cap Portfolio

• Employed by Royce since 2009
• Previously, Portfolio Manager for a long/short equity private investment vehicle which he co-founded with Messrs. Brown and Stoeffel (2008-2009), a Portfolio Manager at CRM (2003-2008), an Analyst at CRM (2001-2003), a Senior Research Analyst at Donaldson, Lufkin & Jenrette (1997-2001), and Research Analyst at Salomon Brothers (1996-1997)

Assistant portfolio managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s portfolio manager.
    The Funds’ Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

Royce receives advisory fees monthly as compensation for its services to each Fund. The annual rates of these fees for each Fund are as follows:

• 1.25% of the average net assets of Royce Micro-Cap Portfolio.
• 1.00% of the average net assets of Royce Small-Cap Portfolio.

For a discussion of the basis of the most recent approval of the Funds’ investment advisory agreement by the Board of Trustees of Royce Capital Fund, please see the Funds’ Semiannual Report to Shareholders.
Royce Fund Services, Inc. distributes the Funds’ shares. Royce Capital Fund has adopted a distribution plan for the Service Class of the Funds under Rule 12b-1. Under the plan, the Service Class is obligated to pay a fee to RFS at the annual rate of up to 0.25% of its average net assets. RFS will use these fees primarily to cover sales-related, shareholder servicing, and account maintenance costs and to pay service and other fees to financial intermediaries that introduce investors to the Service Class of these Funds.

State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. Boston Financial Data Services – Midwest (“BFDS”) is the Funds’ transfer agent.

14 | Royce Capital Fund Prospectus 2015

General Shareholder Information

Royce Capital Fund provides insurance companies with information Monday through Friday, except holidays, from 9 a.m. to 5 p.m. Eastern time. For information, prices, and literature, or to obtain information regarding the availability of Fund shares or how Fund shares are redeemed, call Royce Capital Fund at (800) 221-4268.

Purchasing and Redeeming Shares of the Funds
Shares of the Funds will be sold on a continuous basis to separate accounts of insurance companies. The Funds will not issue stock certificates; share activity will be recorded in book entry form only. Investors may not purchase or redeem shares of the Funds directly, but only through the relevant variable contract. You should refer to the applicable variable contract prospectus or your Plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, or change existing allocations among investment alternatives, including the Funds. No sales charge is imposed by RFS upon the purchase or redemption of shares of the Funds. Any sales charges for the variable contracts would be described in the relevant variable contract prospectuses.

From time to time, Royce or its affiliates may pay amounts out of its own resources to insurance companies or other organizations that provide administrative services for the Funds or that provide services relating to the Funds to owners of variable contracts. Payment of such amounts by Royce, which are in addition to any distribution fees paid by RFS, will not increase the fees paid by the Funds or their shareholders.

These payments, sometimes referred to as “revenue-sharing payments,” to insurance companies or other organizations (each a “financial intermediary”) may be more or less than the payments received by these parties with respect to other mutual funds, and may influence the insurance companies or other organizations to make a Fund available over other mutual funds. You may ask your intermediary about these differing interests and how it is compensated for administering your Fund investment. Revenue-sharing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund.

For the year ended December 31, 2014, Royce made payments to insurance companies or other organizations out of its own resources in the amount of $3,402,233. More information about these arrangements can be found in the Funds’ Statement of Additional Information.

If the Board of Trustees determines that it would not be in the best interest of a Fund’s remaining shareholders to make redemptions in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of selected portfolio securities.

Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order by Royce Capital Fund’s transfer agent or an authorized service agent or sub-agent. Payment for redeemed shares will be made within seven days (generally within three business days) following the receipt of a redemption request in good order. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange (NYSE), an emergency exists (as defined by the Securities and Exchange Commission) or as permitted by the Securities and Exchange Commission. Please see “Frequent Trading of Fund Shares” below.

Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. The Fund has appointed an anti-money laundering compliance officer. When you open a new account to buy shares of the Fund, your financial intermediary may ask for your name, address, date of birth, Social Security or Taxpayer Identification Number, and other information that will allow the Fund and your financial intermediary to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your account may not be opened or your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this automatic redemption.

Frequent Trading of Fund Shares
Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

The Board of Trustees of Royce Capital Fund has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).

Royce Capital Fund Prospectus 2015 | 15

The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into a Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips.

The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

With respect to accounts where shareholder transactions are processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented, or terminated.

Net Asset Value Per Share
Net asset value per share (NAV) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by Royce Capital Fund’s Board of Trustees. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the NYSE (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of relevant non-U.S. securities. The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates, and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Net Asset Value (NAV) is the value of each Class of a Fund’s net assets divided by the number of its outstanding shares.

The date on which your purchase, redemption, or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of a Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the Exchange is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent, or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will

16 | Royce Capital Fund Prospectus 2015

receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy
A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Royce Capital Fund’s Statement of Additional Information on www.roycefunds.com. The Funds’ complete portfolio holdings are also available on the website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ portfolio holdings are also available on Form N-Q, which is filed with the Securities and Exchange Commission within 60 days of the end of the Funds’ first and third quarters and can be obtained at www.sec.gov.

Shareholder Communications
Owners of variable contracts will receive annual and semiannual reports, including the financial statements of the Funds that they have authorized for investment. Each report will also show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. Royce Capital Fund’s fiscal year ends December 31. These reports are available at the Fund’s website, www.roycefunds.com.

Dividends, Distributions and Taxes
Each Fund pays dividends from any net investment income and makes any distributions from net realized capital gains annually in December. Unless otherwise elected, dividends and distributions will be automatically reinvested in additional shares of each Fund.

Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund also intends to comply with Section 817(h) of the Internal Revenue Code and the regulations thereunder with respect to the diversification requirements imposed on insurance company separate accounts. The tax treatment to a participating insurance company of distributions made to it by the Funds will depend on the insurance company’s tax status.

Shares of the Funds may be purchased only through variable contracts. As a result, it is anticipated that any net investment income dividends or capital gains distributions from the Fund will not be taxable to an owner of a variable contract if left to accumulate within the variable contract.

Each Fund will be managed without regard to tax ramifications (other than seeking to comply with Section 817(h) and Subchapter M of the Internal Revenue Code).
The tax status of this investment for an owner of a variable contract depends on the features of the variable contract. For further information, please refer to the prospectus or disclosure documents of your variable contract. Prospective investors are encouraged to consult their own tax advisors.

The above discussion is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders.
See the Funds’ Statement of Additional Information for more information.

Royce Capital Fund Prospectus 2015 | 17

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com/literature and by phone.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By Telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.roycefunds.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-07537 RCF-PRO-0515

ROYCE CAPITAL FUND
STATEMENT OF ADDITIONAL INFORMATION

ROYCE CAPITAL FUND (the “Trust”), a Delaware statutory trust organized in January 1996, is a diversified, open-end registered management investment company, which has two portfolios or series. Each series has distinct investment goals and/or strategies, and a shareholder’s interest is limited to the Fund in which the shareholder beneficially owns shares. The two series (each, a “Fund” and together, the “Funds”), the share classes they offer, and their related ticker symbols are:

Fund	Class and Ticker Symbol
Royce Small-Cap Portfolio	Investment (RCPFX) and Service (RCSSX)
Royce Micro-Cap Portfolio	Investment (RCMCX) and Service (RCMSX)

Shares of the Funds are offered to life insurance companies (“Insurance Companies”) for allocation to certain separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (collectively, “Variable Contracts”).

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust’s Prospectus dated May 1, 2015 (the “Prospectus”). Please retain this document for future reference. The audited financial statements included in the Funds’ Annual Reports to Shareholders for the fiscal year ended December 31, 2014 (SEC Accession No. 0000949377-15-000130) are incorporated herein by reference. To obtain an additional copy of the Prospectus or Annual Report, please call Investor Information at 1-800-221-4268 or contact your Insurance Company.

Investment Adviser
Royce & Associates, LLC (“Royce”)

Transfer Agent	Custodian
Boston Financial Data Services, Inc.	State Street Bank and Trust Company

Distributor
Royce Fund Services, Inc. (“RFS”)

May 1, 2015

OTHER INVESTMENT STRATEGIES

In addition to the principal investment strategies described in the Prospectus, each Fund may invest the balance of its assets as described below.

Royce Small-Cap Portfolio - in securities of companies with stock market capitalizations above $3 billion, non-dividend-paying common stocks, and non-convertible preferred stocks and debt securities.

Royce Micro-Cap Portfolio - in securities of companies with stock market capitalizations above $1 billion and non-convertible preferred stocks and debt securities.

INVESTMENT POLICIES AND LIMITATIONS

Listed below are the Funds’ fundamental investment policies and limitations and operating policies. A Fund’s fundamental investment policies cannot be changed without the approval of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund. Except for the fundamental investment policies set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting a Fund in which they beneficially own shares.

Unless otherwise expressly noted, compliance with each Fund’s investment policies and limitations will be determined immediately after or at the time of the acquisition of the security or relevant asset except for Fundamental Policy No. 4, with which the Funds must comply on a continuous basis. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with a Fund’s investment policies and limitations (other than for Fundamental Policy No. 4). In the event the percentage of a Fund’s assets invested in illiquid securities exceeds the applicable limit set forth in Fundamental Policy No. 7 due to a subsequent change in values, net assets, or other circumstances, the Fund will consider, based on all relevant facts and circumstances, taking appropriate measures to reduce the percentage of its assets invested in illiquid securities in an orderly fashion. No Fund, however, will be required to sell illiquid securities if the percentage of its assets invested in such securities exceeds the applicable limit set forth in Fundamental Policy No. 7 due to a subsequent change in values, net assets, or other circumstances.

No Fund may, as a matter of fundamental policy:

1.	Issue any senior securities;

2.	Purchase securities on margin or write call options on its portfolio securities;

3.	Sell securities short;

4.	Borrow money, except from banks as a temporary measure for

extraordinary or emergency purposes in an amount not exceeding 5% of its assets;

5.	Underwrite the securities of other issuers;

6.	Invest in repurchase agreements which mature in more than seven days;

7.	Invest more than 10% of its assets in securities for which market quotations are not readily available (i.e., illiquid securities);

8.	Invest, with respect to 75% of its assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

9.	Invest more than 25% of its assets in any one industry;

10.	Acquire more than 10% of the outstanding voting securities of any one issuer;

11.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

12.	Purchase or sell commodities or commodity contracts;

13.
Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that the Funds may loan up to 25% of their respective assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

14.	Invest in companies for the purpose of exercising control of management; or

15.	Purchase portfolio securities from or sell such securities directly to any of the Trust’s Trustees, officers, employees or investment adviser, as principal for their own accounts.

No Fund may, as a matter of operating policy:

1.	Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

2.	Invest more than 5% of its total assets in warrants, rights and options.

3.	Invest more than 15% of its net assets in restricted securities.

Royce Small-Cap Portfolio may not, as a matter of operating policy:

1.	Invest more than 25% of its net assets in the securities of foreign issuers.

2.	Invest more than 5% of its net assets in securities of companies headquartered in developing countries.

Royce Micro-Cap Portfolio may not, as a matter of operating policy:

1.	Invest more than 25% of its net assets in the securities of foreign issuers.

2.	Invest more than 10% of its net assets in securities of companies headquartered in developing countries.

For purposes of Fundamental Policy No. 13, the Trust does not consider repurchase agreements or the purchase of debt securities, bank certificates of deposit and other similar securities, in accordance with the Funds’ investment policies, to be loans.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Equity Securities

Each Fund invests in equity securities to the extent set forth in its Prospectus. For these purposes, “equity security” has the meaning set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Common stocks, preferred stocks, convertible securities, warrants, rights, and options are some examples of equity securities in which the Funds may invest. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into).

Funds’ Rights as Stockholders

No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to the company’s management or its board of directors and/or other stockholders if Royce or the Board determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or expenses or liabilities incurred.

A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board determine this to be in the best interests of a Fund’s shareholders.

Securities Lending

Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Funds’ custodian and who are deemed by it to satisfy its requirements. Furthermore, such loans will be made only if, in Royce’s judgment, the consideration to be earned from such loans would justify the risk. Collateral supplied from the borrower that is re-invested is subject to market and other investment-related risks.

The current view of the staff of the Securities and Exchange Commission is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody’s Investors Service, Inc. or from BB to D by Standard & Poor’s or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default or about to be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity or perceived capacity to make timely payment of principal and interest. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board. Judgment and other subjective factors play a greater role in the valuation of lower-rated (high-risk) debt securities than securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may adversely affect the value of a Fund’s investment in lower-rated (high-risk) debt securities along with its ability to dispose of that investment.

Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce’s research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. Royce’s analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody’s (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody’s (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody’s (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody’s (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics) without regard to gradations within those ratings categories.

Foreign Investments

Each of Royce Small-Cap Portfolio and Royce Micro-Cap Portfolio may invest up to 25% of its net assets in the securities of companies that are headquartered in foreign countries. In addition, each Fund may invest in securities of companies whose economic fortunes are linked to foreign countries but do not meet the Fund’s definition of a foreign country security. To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to foreign country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing foreign country securities.

Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund’s portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, confiscatory taxation, foreign exchange controls, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the value of the Fund’s foreign investments along with its ability to dispose of those investments. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Although changes in foreign currency rates may adversely affect the value of the Funds’ foreign investments, Royce does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities it purchases on behalf of the Funds. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency hedging transactions.

The risk factors noted above are generally heightened for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Developing Countries

Royce Small-Cap Portfolio and Royce Micro-Cap Portfolio may not invest more than 5% and 10%, respectively, of their net assets in the securities of companies that are headquartered in developing countries. Generally developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain,

Sweden, Switzerland and the United Kingdom). The risk factors noted above in “Foreign Investments” are generally heightened for investments in developing countries. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investment in these countries by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the securities markets in developing countries are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. Developing countries may have antiquated legal systems with existing laws and regulations that are inconsistently applied. Generally, developing countries are not subject to as extensive and frequent accounting and financial reporting requirements as in the United States. Transaction costs, including brokerage commissions and dealer mark-ups in developing countries may be higher than in the United States or other developed countries. Investments in developing countries also are subject to the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the value of the Funds’ investments. In addition, each Fund may invest in securities of companies whose economic fortunes are linked to developing countries but do not meet the Fund’s definition of a developing country security. To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to developing country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing developing country securities.

Repurchase Agreements

In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

The Funds may engage in repurchase agreements which mature in seven days or less, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with recognized securities dealers, banks and Fixed Income Clearing Corporation, a securities clearing agency registered with the Securities and Exchange Commission, each determined by Royce to represent acceptable credit risk.

Securities of Other Investment Companies and Exchange-Traded Funds

Each Fund may purchase, sell and invest in the securities of other investment companies, including money market funds, exchange-traded funds (“ETFs”), registered open-end and closed-end funds, and unregistered funds to the extent permitted under the 1940 Act. As a result, to the extent a Fund invests in another investment company, the investment performance of the Fund will be directly impacted by the investment performance of that investment company. Likewise, a Fund will be exposed to the same risks as such investment companies in direct proportion to the allocation of its assets among those investment companies. In addition, when a Fund invests in another investment company, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

ETFs are ownership interests in registered open-end funds, unit investment trusts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry, sector or asset class. The Funds also may, from time to time, purchase ETFs that sell short a portfolio of securities or other financial asset. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors. Each Fund also may invest in ETFs that use financial derivatives or leverage in an attempt to provide a multiple of the returns of the underlying index on a daily basis or the inverse of those returns. Investment exposure to these leveraged or inverse ETFs may increase a Fund’s volatility and magnify any losses.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is an investment company, unless an exemption has been obtained from the Securities and Exchange Commission, the limitations applicable to the Funds’ ability to purchase securities issued by other investment companies will apply.

Warrants, Rights and Options

The Funds may invest up to 5% of their respective assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices are not necessarily correlated with the market prices of the underlying securities.

The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the Standard & Poor’s SmallCap 600 Stock Price Index, an unmanaged market-weighted index.

Investing in warrants, rights and call options on a given security allow a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

Illiquid and Restricted Securities

Neither Fund may invest more than 10% of its assets in illiquid securities nor more than 15% of its net assets in restricted securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the “Securities Act”) and other securities for which market quotations are not readily available. Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.

A large institutional market has developed for these unregistered privately placed restricted securities, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

State Insurance Restrictions

The Funds are sold to Insurance Companies in connection with Variable Contracts, and will seek to be available under Variable Contracts sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the Funds, the Funds may be limited in their ability to engage in certain techniques and to manage their portfolios with the flexibility provided herein. In order to permit a Fund to be available under Variable Contracts sold in certain states, the Trust may make commitments for the Fund that are more restrictive than the investment policies and limitations described in this Statement of Additional Information and the Prospectus. If the Trust determines that such a commitment is no longer in the Fund’s best interests, the commitment may be revoked by terminating the availability of the Fund to Variable Contract owners residing in such states.

* * *

Royce believes that Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio are suitable investments for those investors who are in a financial position to assume above-average investment risks in the search for long-term capital appreciation.

MANAGEMENT OF THE TRUST

The following tables set forth certain information as to each Trustee and officer of the Trust. The Trustees have oversight responsibility for the Trust’s operations and are subject to various duties imposed on directors of registered investment companies under the 1940 Act and state law.

Name, Age and Address of Interested Trustees	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships During Past 5 Years

Charles M. Royce (75) 745 Fifth Avenue New York, NY 10151	Trustee	Since 1982	Chief Executive Officer and Chairman of the Board of Managers of Royce & Associates, LLC (“Royce”), investment adviser to the Trust.	27	TICC Capital Corp

Christopher D. Clark (49) 745 Fifth Avenue New York, NY 10151	Trustee and President	Since 2014	President (since July 2014), Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since May 2007	27	None

*Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. All of the Trust’s trustees are also directors/trustees of The Royce Fund (“TRF”), Royce Global Value Trust, Inc. (“RGT”), Royce Micro-Cap Trust, Inc. (“RMT”), and Royce Value Trust, Inc. (“RVT”) (collectively with the Trust, “The Royce Funds”).

Name, Age and Address of Non-Interested Trustees	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships During Past 5 Years

Patricia W. Chadwick (66) c/o The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since 2009	Consultant and President of Ravengate Partners LLC (since 2000).	27	Wisconsin Energy Corp. and ING Mutual Funds

Richard M. Galkin (76) c/o The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since 1982	Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	27	None

Stephen L. Isaacs (75) c/o The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since 1989	Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of The Center for Health and Social Policy (from 1996 to 2012) and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).	27	None

Arthur S. Mehlman (72) c/o The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since 2004	Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage and Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).	45 (Director/Trustee of all Royce Funds consisting of 27 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 18 portfolios)	None

*Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. All of the Trust’s trustees are also directors/trustees of RVT, RMT, RGT, and TRF.

Name, Age and Address of Non-Interested Trustees	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships During Past 5 Years

David L. Meister (75) c/o The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since 1982	Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as a Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	27	None

G. Peter O’Brien (69) c/o The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since 2001	Director, Bridges School (since 2006); Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	45 (Director/Trustee of all Royce Funds consisting of 27 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 18 portfolios)	TICC Capital Corp.

Michael K. Shields (56) c/o The Royce Funds 745 Fifth Avenue New York, NY 10151	Trustee	Since April 2015	President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).	27	None

*Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. All of the Trust’s trustees are also directors/trustees of RVT, RMT, RGT, and TRF.

Name, Age and Address of Trust Officers	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships During Past 5 Years

Peter K. Hoglund* (49) 745 Fifth Avenue New York, NY 10151	Treasurer	Since 2015	Principal, Chief Financial Officer, and Chief Administrative Officer of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.	N/A	None

Jack E. Fockler, Jr.* (56) 745 Fifth Avenue New York, NY 10151	Vice President	Since 1995	Managing Director and Vice President of Royce; and Vice President of RFS, having been employed by Royce since October 1989.	N/A	None

Daniel A. O’Byrne* (52) 745 Fifth Avenue New York, NY 10151	Vice President	Since 1994	Principal and Vice President of Royce, having been employed by Royce since October 1986.	N/A	None

Francis D. Gannon (47) 745 Fifth Avenue New York, NY 10151	Vice President	Since 2014	Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006	N/A	None

John E. Denneen* (48) 745 Fifth Avenue New York, NY 10151	Secretary and Chief Legal Officer	1996-2001 and since April 2002	General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.	N/A	None

Lisa Curcio* (55) 745 Fifth Avenue New York, NY 10151	Chief Compliance Officer	Since October 2004	Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).	N/A	None

*An “interested person” of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.
**Each officer will hold office for the year ending December 31, 2014 and thereafter until their respective successors are duly elected and qualified.

     Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees.

•
Charles M. Royce – In addition to his tenure as a Trustee of The Royce Funds, Mr. Royce serves as the Chief Executive Officer and a member of the Board of Managers of Royce. Mr. Royce served as the President of Royce from 1972 to June 2014. Mr. Royce has over 40 years of investment and business experience.

•
Christopher D. Clark – In addition to his tenure as a Trustee of The Royce Funds, Mr. Clark serves as President and Co-Chief Investment Officer of Royce, having been employed by Royce since 2007. Mr. Clark has over 25 years of investment and business experience, including extensive experience in the financial sector.

•
Patricia W. Chadwick – In addition to her tenure as a Trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.

•
Richard M. Galkin – In addition to his tenure as a Trustee of The Royce Funds, Mr. Galkin serves as co-Chairman of the Board’s Nominating Committee. Mr. Galkin also served as Chairman of the Board’s Audit Committee for more than 15 years, acting as liaison between the Boards and the Funds’ independent registered public accountants. Mr. Galkin has over 40 years of business experience, including extensive experience in the telecommunications industry.

•
Stephen L. Isaacs – In addition to his tenure as a Trustee of The Royce Funds, Mr. Isaacs serves as Attorney and President of a private consulting firm. Mr. Isaacs has over 40 years of business and academic experience, including extensive experience related to public health and philanthropy.

•
Arthur S. Mehlman – In addition to his tenure as a Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman serves as the Chairman of the Board’s Audit Committee, acting as liaison between the Boards and the Funds’ independent registered public accountants, and is designated as an Audit Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

•
David L. Meister – In addition to his tenure as a Trustee of The Royce Funds, Mr. Meister has over 40 years of business experience, including extensive experience as an executive officer in and consultant to the communications industry.

•
G. Peter O’Brien – In addition to his tenure as a Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as co-Chairman of the Boards’ Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.

•
Michael K. Shields – In addition to his tenure as a Trustee of The Royce Funds, Mr. Shields serves as President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company. Mr. Shields has over 30 years of investment and business experience, including extensive experience in the financial sector.

The Board believes that each Trustee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee brings to the entire Board, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Trustee candidates (as described below).

To assist them in evaluating matters under Federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both Board and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Trust’s trustees not be “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with Royce (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of a Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 77.8% of the Trust’s Trustees are Independent Trustees. The Board does not have a chairman, but the President, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Trustees have not designated a lead Independent Trustee, but the Chairman of the Audit Committee, Mr. Mehlman, generally acts as chairman of meetings or executive sessions of the Independent Trustees and, when appropriate, represents the views of the Independent Trustees to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Information relating to each Trustee’s share ownership in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2014 is set forth in the table below.

Trustee	Aggregate Dollar Range of Ownership in Royce Micro-Cap Portfolio	Aggregate Dollar Range of Ownership in Royce Small-Cap Portfolio	Aggregate Dollar Range of Ownership in The Royce Funds
Charles M. Royce	None	None	Over $100,000
Christopher D. Clark	None	None	Over $100,000
Patricia W. Chadwick	None	None	Over $100,000
Richard M. Galkin	None	None	Over $100,000
Stephen L. Isaacs	None	None	Over $100,000

Trustee	Aggregate Dollar Range of Ownership in Royce Micro-Cap Portfolio	Aggregate Dollar Range of Ownership in Royce Small-Cap Portfolio	Aggregate Dollar Range of Ownership in The Royce Funds
Arthur S. Mehlman	None	None	Over $100,000
David L. Meister	None	None	Over $100,000
G. Peter O’Brien	None	None	Over $100,000
Michael K. Shields*	None	None	None

_____
* Mr. Shields became a Trustee of the Trust in April 2015 and did not own any shares in either Fund or in the other funds in the group of registered investment companies comprising The Royce Funds as of December 31, 2014.

The Board has an Audit Committee, comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister, G. Peter O’Brien, and Michael K. Shields. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds’ independent accountants and for conducting post-audit reviews of the Funds’ financial statements with such independent accountants. The Trust has adopted an Audit Committee charter. Mr. Mehlman serves as Chairman of the Audit Committee. Ms. Chadwick and Mr. Mehlman are designated as Audit Committee Financial Experts, as defined under Securities and Exchange Commission Regulations. During the year ended December 31, 2014, the Audit Committee held two meetings.

The Board has a Nominating Committee, comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister, G. Peter O’Brien, and Michael K. Shields. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Independent Trustees of the Fund and recommending its nominees for consideration by the Fund’s full Board. The Trust has adopted a Nominating Committee charter. Messrs. Galkin and O’Brien serve as co-Chairman of the Nominating Committee. While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Committee will review and consider nominations for the office of Trustee made by management and by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send their suggestions to the Secretary of the Fund, which should include biographical information and set forth their proposed nominee’s qualifications. The Nominating Committee did not meet during the year ended December 31, 2014.

The Nominating Committee charter requires the Nominating Committee to identify individuals qualified to serve as Independent Trustees of the Fund and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating Committee will take into consideration; (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the

Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Trustee of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

Board’s Oversight Role in Management

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of the seven Independent Trustees) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

For the year ended December 31, 2014, the following trustees received compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds:

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from The Royce Funds paid to Directors/Trustees	Total Compensation from Fund Complex*
Patricia W. Chadwick	$20,500	N/A	$279,000	$279,000
Richard M. Galkin	20,500	N/A	279,000	279,000
Stephen L. Isaacs	20,500	N/A	279,000	279,000
Arthur S. Mehlman	20,500	N/A	279,000	440,250
David L. Meister	20,500	N/A	279,000	279,000
G. Peter O’Brien	20,500	N/A	279,000	429,000
Michael K. Shields**	None	None	None	None

* Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2014 from the Fund Complex. As of the date hereof, the Fund Complex includes the 27 portfolios of The Royce Funds and the 18 portfolios of the Legg Mason Funds.
** Mr. Shields became a Trustee of the Trust in April 2015 and did not receive any compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds for the year ended December 31, 2014.

Each of the non-interested Trustees receives a fee of $17,500 per year for serving on the Board plus $600 for each Board meeting attended.

Information Concerning Royce

On October 1, 2001, Royce & Associates, Inc., the Funds’ investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds’ investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management and related financial services through its subsidiaries. As of March 31, 2015, Legg Mason’s asset management subsidiaries had aggregate assets under management of approximately $703 billion.

PRINCIPAL HOLDERS OF SHARES

As of April 2, 2015, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding shares of each Fund:

Fund	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

Royce Small-Cap Portfolio Investment Class

Ohio National Life Insurance Company	33,782,882	Record	76.55%
FBO Benefit of its Separate Accts
P.O. Box 237
One Financial Way
Cincinnati, OH 45201-0237

Royce Small-Cap Portfolio Service Class

Protective Life Insurance Co. VA	17,996,638	Record	91.70%
P.O. Box 2606
Birmingham, AL 35202-2606

Royce Micro-Cap Portfolio Investment Class

New York Life Insurance and	19,717,073	Record	48.35%
Annuity Corp.
690 Canton St., Suite 100
Westwood, MA 02090-2324

Fund	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Ohio National Life Insurance Company	10,285,501	Record	25.22%
The Benefit of its Separate Accts

P.O. Box 237
One Financial Way
Cincinnati, OH 45201-0237

IDS Life Insurance Company	5,535,042	Record	13.57%
222 Ameriprise Financial Ctr.
Minneapolis, MN 55440

Royce Micro-Cap Portfolio
Service Class

Protective Life Insurance Co. VA	1,833,591	Record	68.50%
P.O. Box 2606
Birmingham, AL 35202-2606

Great West Life Annuity Insur. Co.	482,219	Record	18.01%
Coli Vul 7 Series Account
8515 E. Orchard Rd., #2T2
Greenwood VLG, CO 80111-5002

Pacific Select Exec. Separate Account	161,788	Record	6.04%
of Pacific Life Insurance Co.
700 Newport Center Drive
Newport Beach, CA 92660-6307

As of April 2, 2015, the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund and each of its classes.

INVESTMENT ADVISORY SERVICES

Services Provided by Royce

As compensation for its services under its Investment Advisory Agreement with the Trust, Royce is entitled to receive the following fees:

Fund	Percentage Per Annum of Fund’s Average Net Assets
Royce Small-Cap Portfolio	1.00%
Royce Micro-Cap Portfolio	1.25%

Such fees are payable from the assets of the relevant Fund and are allocated among each of their Classes of shares based on the relative net assets of each class.

Under the Investment Advisory Agreement, Royce (i) determines the composition of each Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Board; (ii) provides each Fund with investment advisory, research and related services for the investment of its funds; and (iii) pays any additional expenses incurred by the Trust in connection with promoting the sale of its shares and expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

The Trust pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses to existing shareholders, proxy statements, shareholders’ reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees’ fees; and brokerage commissions. Please see the section of this Statement of Additional Information entitled, “Administration Agreement” for more information.

For each of the three years ended December 31, 2012, 2013, and 2014, Royce received advisory fees from each Fund as follows:

Advisory Fees Received by Royce
Royce Small-Cap Portfolio
2012	6,897,415
2013	8,855,310
2014	8,910,537

Royce Micro-Cap Portfolio
2012	7,519,365
2013	7,265,478
2014	6,889,074

ADMINISTRATION AGREEMENT

Effective January 1, 2008, the Funds and Royce entered into an Administration Agreement. Under the terms of the Administration Agreement, Royce provides the Funds with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its prospectuses, statements of additional information and proxy statements, shareholders’ reports and notices and other reports and filings made to and with the Securities Exchange Commission and/or other regulators; administering shareholder accounts, handling shareholder relations and such other services as Royce, subject to the Board, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. Royce also, on behalf of the Funds, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. Royce does not receive a fee under the terms of the Administration Agreement but rather is reimbursed by the Funds on a monthly, or more frequent basis, for any and all costs and expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to necessary personnel, rent, telephone, technology and supplies. In accordance with the Administration Agreement, for the fiscal years ended December 31, 2013 and 2014, Royce received $160,832 and $171,331, respectively, in reimbursements from the Funds.

PORTFOLIO MANAGERS

The following table shows the dollar range of each Fund’s shares owned beneficially and of record by the Portfolio Manager, Co-Portfolio Managers, and Assistant Portfolio Manager for the Funds (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. Information in the table is provided as of December 31, 2014.

Portfolio Manager Investments in Each Fund

Name	Dollar Range of Fund Shares Beneficially Owned	Total Ownership Interest in Fund Shares

Royce Capital Fund - Small-Cap Portfolio
Jay S. Kaplan (Portfolio Manager)	None	None

Royce Capital Fund - Micro-Cap Portfolio
Jenifer L. Taylor (Co-Portfolio Manager)	None	None
James P. Stoeffel (Co-Portfolio Manager)	None	None
Brendan J. Hartman (Assistant Portfolio Manager)	None	None

Description of Portfolio Manager Compensation Structure

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, Performance-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-
PERFORMANCE-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Performance-Related Variable Compensation that is either asset-based, or revenue-based and therefore, in part, based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. For all Portfolio Managers the Performance-Related Variable Compensation applicable to the registered investment company accounts managed by the Portfolio Manager is subject to downward adjustment or elimination based on a combination of 3-year, 5-year and 10-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2014 there were 395 such funds tracked by Morningstar), the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes and absolute returns over the prior full market cycle and current cycle to date vs. the accounts’ benchmark. The Performance-Related Variable Compensation applicable to non-registered investment company accounts managed by a Portfolio Manager is not subject to performance-related adjustment.

Payment of the Performance-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company accounts for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly variable compensation based on Royce’s net revenues.

-
BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager’s overall compensation.

Other Portfolio Manager Accounts

The following chart contains information regarding all Royce client accounts for which each Portfolio Manager has day-to-day management responsibilities. Information in the chart is provided as of December 31, 2014. Accounts are grouped into three categories: (i) registered investment companies; (ii) private pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance-Based

Jay S. Kaplan
	Registered investment companies	5	$12,578,718,632	–	–

	Private pooled investment vehicles	–	–	–	–

	Other accounts*	–	–	–	–

Jenifer L. Taylor
	Registered investment companies	2	$1,041,428,759	–	–

	Private pooled investment vehicles	1	$9,587,959	–	–

	Other accounts*	–	–	–	–

James P. Stoeffel
	Registered investment companies	1	$676,652,425	–	–

	Private pooled investment vehicles	–	–	–	–

	Other accounts*	–	–	–	–

Brendan J. Hartman
	Registered investment companies	2	$1,041,428,759	–	–

	Private pooled investment vehicles	–	–	–	–

	Other accounts*	–	–	–	–

__________________________

* Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Funds’ Rule 17j-1 Code of Ethics.

Potential Conflicts of Interest

Each Portfolio Manager’s day-to-day management responsibility for more than one Royce client account may create actual, potential or only apparent conflicts of interest. For example, the

Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See also, “Portfolio Transactions” below.

As described above, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues generated by Royce. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of the Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Fund shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one Royce client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Royce client accounts to Royce), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. None of the compensation received by the Portfolio Managers is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests). See “Code of Ethics and Related Matters” below. Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DISTRIBUTION

The Funds are engaged in a continuous offering of their shares. RFS, a wholly-owned subsidiary of Royce, is the distributor of each Fund’s shares. RFS has its office at 745 Fifth Avenue, New York, New York 10151. It was organized in November 1982 and is a member of the Financial Industry Regulatory Authority, Inc.

As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, from the assets of the Fund or share class involved, a monthly fee equal to .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of each Fund’s respective Service Class average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions.

Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers, insurance companies and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds’ prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of filing for sales of its shares under the securities laws of the various states.

The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. Such distribution fee is paid to RFS regardless of whether expenses were incurred under the Plan. As required by Rule 12b-1 under the 1940 Act, the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (which also approved the Distribution Agreement pursuant to which the distribution fees are paid), approved the Plan.

The Plan may be terminated as to any Fund or class of shares: (i) by the vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or (ii) by the vote of a majority of the outstanding voting securities of such Fund or class. Any change in the Plan that would materially increase the distribution cost to a Fund or class of shares requires approval by the shareholders of such Fund or class; otherwise, the Trustees, including a majority of the non-interested Trustees, as described above, may amend the Plan.

The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days’ written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding shares of such Fund or class or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it.

The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) by the vote of a majority of the entire Board.

While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.

For the fiscal year ended December 31, 2014, RFS received distribution fees from each Fund as follows:

	Net Distribution Fees	Distribution Fees Waived

Royce Small Cap Portfolio (Service Class)	$538,582	–
Royce Micro-Cap Portfolio (Service Class)	$85,681	–

For the fiscal year ended December 31, 2014, all of the amounts paid by the Funds under their Distribution Plans ($624,263) were paid to RFS. RFS used such distribution fees primarily for (i) compensation to insurance companies and other financial intermediaries; (ii) printing expenses; and (iii) state registration fees for RFS. There were no unreimbursed expenses incurred during the fiscal year ended December 31, 2014 that are being carried over to future years and the Funds do not participate in any joint distribution activities with another series or investment company. No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

Shares of the Funds may be held by certain financial intermediaries for the benefit of their customers. In such instances, some or all of the recordkeeping for these accounts may be performed by such financial intermediaries and the Funds may not have to maintain accounts for the customers of the financial intermediaries who have invested in the Funds. RFS and/or Royce may make payments to financial intermediaries that introduce investors to the Funds and/or for such other recordkeeping and/or administrative services.

As noted above, Royce makes payments from its own resources for distribution and/or administrative services related to the Funds to certain financial intermediaries. As of December 31, 2014, the financial intermediaries that Royce anticipates will receive payments from Royce’s own resources include:

Horace Mann	Prudential Financial
Jefferson National Life/Inviva	Security Benefit
Nationwide Investment Services	Symetra
New York Life Annuity	Sun Life Assurance Company of Canada
Ohio National

CUSTODIAN

State Street Bank and Trust Company (“State Street”) is the custodian for the securities, cash and other assets of each Fund but it does not participate in any Fund’s investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street’s main office is at John Adams Building, 2 North, 1776 Heritage Drive, North Quincy, MA 02171.

State Street is responsible for calculating each Fund’s daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

TRANSFER AGENT

Boston Financial Data Services, Inc. (“BFDS”) is the transfer agent and dividend disbursing agent for each Fund’s shares, but it does not participate in any Fund’s investment decisions. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by BFDS at 330 W. 9th Street, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202-1096, is the Trust’s independent registered public accounting firm, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PORTFOLIO TRANSACTIONS

Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund’s portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

In addition to considering a broker’s execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

Royce is authorized, in accordance with Section 28(e) of the Exchange Act and under its Investment Advisory Agreements with the Trust, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce’s overall responsibilities with respect to its accounts. Liquidity rebates and payments for order flow are not considered by Royce to be significant factors when selecting brokers and setting broker commission rates.

Research and brokerage services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts, and Royce may not use all of such services in connection with the Trust or any one of its Funds. Moreover, Royce’s receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

In some cases Royce may receive a service from a broker that has both a “research/brokerage” and a “non-research/non-brokerage” use. When this occurs, Royce makes a good faith allocation between the research/brokerage and non-research/non-brokerage use of the service. Only the portion of the service that is used for research/brokerage purposes may be paid for with commission dollars.

Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds’ shares, and Royce and/or RFS may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the shares of the Funds. RFS does not effect portfolio security transactions for the Funds or others.

Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce’s Trade Allocation Guidelines and Procedures. Although Royce’s

portfolio managers generally pre-allocate the majority of Royce’s purchase or sale orders to one or more of its client accounts, under such Guidelines and Procedures, Royce may place and execute unallocated orders with broker-dealers during the trading day and then allocate the securities purchased or sold in such transactions to one or more of Royce’s accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. In addition, on a limited, infrequent basis, and in accordance with its written procedures, Royce may change initial allocations from one Royce client account to another when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is a lack of cash in a Royce client account to whom a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the portfolio manager has decided to change his initial allocation for some other reason.

From time to time, one or more of Royce’s portfolio managers may sell short or purchase long a security for the client accounts that he manages even though one or more other portfolio managers may have or acquire an opposite position in this same security for the client accounts that they manage. In addition, from time to time, two portfolio managers with independent investment discretion over separate portions of a single Fund’s portfolio may place opposite direction trades for that Fund in the same security on the same day or within a short period of time of one another. Although Royce has taken certain steps designed to minimize the circumstances under which this will occur, it nevertheless could result in adverse tax consequences to the Funds’ taxable shareholders.

During each of the three years ended December 31, 2012, 2013, and 2014, each Fund paid brokerage commissions as follows:

Fund	2012	2013	2014

Royce Small-Cap Portfolio	$1,361,601	$1,147,590	$1,167,339
Royce Micro-Cap Portfolio	905,252	999,816	901,001

For the year ended December 31, 2014, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

Fund	Aggregate Amount of Brokerage Transactions Having a Research Component	Commissions Paid For Such Transactions

Royce Small-Cap Portfolio	$721,669,099	$1,148,788
Royce Micro-Cap Portfolio	259,927,331	860,329

As of December 31, 2014, neither Fund held the securities of any of its regular broker-dealers.

CODE OF ETHICS AND RELATED MATTERS

Royce, RFS and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS (“Royce-related persons”) and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if: (i) the securities involved are certain debt securities, money market instruments/funds, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic investment plan, including, among other things, dividend reinvestment plans or employee-approved automatic payroll-deduction cash purchase plans; (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control; or (iii) they first obtain permission to trade from a Royce Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

Royce’s clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company’s realized and unrealized net capital gains from securities transactions, but less than 25% of the company’s equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce’s allocation policies and procedures. See “Portfolio Transactions”.

As of March 31, 2015, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of approximately $149 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $8.8 million.

PROXY VOTING POLICIES AND PROCEDURES

Royce has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself, the Funds and all The Royce Funds and clients accounts for which Royce is responsible for voting proxies. (A copy of the Proxy Voting Procedures is attached to this Statement of Additional Information as Exhibit A). The Board has delegated all proxy voting decisions to Royce. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce personnel are responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Regularly recurring matters are generally voted as recommended by the issuer’s board of directors or management. Non-regularly recurring matters are brought to the attention of portfolio manager(s) for the applicable account(s) and, after giving consideration to advisories provided by an independent third party research firm, the portfolio manager(s) directs that such matters be voted in a way that he believes should better protect or enhance the value of the investment. If the portfolio manager determines that information relating to a proxy requires additional analysis, is missing, or is incomplete, the portfolio manager will give the proxy to an analyst or another portfolio manager for review and analysis. Under certain circumstances, Royce may vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. A Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to: (i) when certain securities are out on loan at the time of a record date, (ii) when administrative or operational constraints impede the ability to cast a timely vote, such as late receipt of proxy voting information, and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third party vendors).

In furtherance of Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

Information regarding how the Funds voted proxies relating to portfolio securities during the most-recent 12-month period ended June 30 is available without charge upon request, by calling the Trust toll-free at (800) 221-4268 and on the SEC’s Internet site at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted the following policy and procedures with respect to the disclosure of portfolio holdings:

It is the policy of the Funds to prevent the selective disclosure of non-public information concerning Fund portfolio holdings. Unless specifically authorized by the Funds’ Chief Compliance Officer, no non-public portfolio holdings information for a Fund may be provided to anyone except in accordance with the following Policy and Procedures.

Public Disclosure of Portfolio Holdings

No earlier than 15 days after the end of each calendar quarter, the Funds’ most recent complete quarter-end schedules of portfolio holdings will be posted on the Funds’ website. Such disclosure will remain accessible on the Funds’ website until the posting of the portfolio holdings schedules for the next succeeding calendar quarter-end. The Funds also distribute complete portfolio holdings information to their shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period ends. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Funds’ website www.roycefunds.com. Finally, complete portfolio holdings information is filed with the Securities and Exchange Commission on Form N-Q as of the close of the Funds’ first and third quarters of the fiscal years. The Funds’ Form N-Q filings are available on the website of the Securities and Exchange Commission at http://www.sec.gov.

All other portfolio holdings information must first be posted on the Funds’ website before it is provided to anyone. Complete or partial portfolio holdings information may, therefore, be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, only if such information is based on the latest holdings information publicly available on the Funds’ website.

Non-Public Dissemination of Portfolio Holdings Information

From time to time, portfolio holdings information that is not publicly available may be required by the Fund’s service providers or other third parties in order to perform various services for the Funds, including, but not limited to, custodian services, pricing services, auditing, printing, legal, compliance, software support, proxy voting support and providing ratings for a Fund. Such persons may be provided with information more current than the latest publicly-available portfolio holdings only if: (i) more current information is necessary in order for the third party to complete its task and (ii) the third party has agreed in writing to keep the information confidential and to not use the information to trade securities. Non-public dissemination to a Fund service provider must be authorized by Royce’s Chief Operating Officer, Royce’s General Counsel or the Trust’s Chief Compliance Officer only after it is determined that such dissemination serves a legitimate business purpose in the best interest of shareholders.

At the present time, the Trust has ongoing arrangements with the following service providers to provide them with non-public portfolio holdings information with respect to the Funds:

State Street Bank and Trust Company - Information is provided daily with no time lag.
PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.
Sidley Austin LLP - Information is provided with Board materials with a time lag of less than 1 week to ten weeks, and may be provided at other times as needed.
Glass Lewis & Co. - Information is provided daily with no time lag.
Broadridge Financial Solutions, Inc. - Information is provided daily with no time lag.
Allied Printing Services, Inc. - Information is generally provided with a time lag of two weeks but may be provided with no time lag.
Liebowitz Communications - Information is generally provided with a time lag of two weeks but may be provided with no time lag.
Automated Securities Clearance, LLC - Information is provided daily with no time lag.

Certain administrative employees of Legg Mason, Inc., Royce’s parent company, regularly have access to the Funds’ portfolio holdings. All portfolio holdings information given to these employees is subject to the Legg Mason, Inc. Code of Conduct, which has been distributed to all such employees and prohibits the disclosure of confidential information.

Additionally, the Funds may occasionally reveal certain of their current portfolio securities to broker-dealers in connection with their executing securities transactions on behalf of the Funds. In such cases, the Funds do not enter into a formal confidentiality agreements with the broker-dealers. Also, the Board, Trust officers, and certain Royce employees, including fund accounting, legal, compliance, marketing, administrative and systems personnel, have access to the Funds’ portfolio holdings information prior to the time it is made public. All such persons are required by the Funds and Royce to keep such information confidential.

Incidental information about the portfolio holdings of the Funds (including information that a Fund no longer holds a particular security) may be provided to third parties when the extent of the information and its timeliness are such that it cannot reasonably be seen to give the recipient an advantage in trading Fund shares or to in any other way harm the Fund or its shareholders. However, information about a security holding may not be released if, in Royce’s judgment, it could be seen to interfere with the current or future purchase or sale activities of a Fund. In this respect, information about intended or ongoing transactions may not be released.

General information about a Fund’s portfolio securities holdings (not including the holdings themselves) that is derived from its holdings (that have or have not been publicly released) that do not reveal portfolio holdings are not subject to the Policy and Procedures. This would include such characteristics of a Fund as portfolio volatility, median capitalization, percentages of international and domestic securities or sector allocations.

Notwithstanding the above, no person is authorized under the Policy and Procedures to make a disclosure that is unlawful under the anti-fraud provisions of the Federal securities laws (as defined in Rule 38a-1 under the 1940 Act).

Nothing contained in the Policy and Procedures is intended to prevent the disclosure of portfolio holdings information as required by applicable law. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law (such as Form N-Q and/or Schedules 13D, 13G and 13F), respond to requests from regulators, and comply with valid subpoenas. On an annual basis, The Royce Funds’ Chief Compliance Officer will report to the Board on the operation and effectiveness of the Policy and Procedures.

Prohibitions on Receipt of Compensation or Other Compensation

The Policies and Procedures prohibit the Funds, Royce and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of the Funds’ portfolio securities holdings or other investment positions. “Consideration” includes any agreement to maintain assets in a Fund or in any other investment company or account managed by Royce or by any of its affiliated persons.

PRICING OF SHARES BEING OFFERED

The purchase and redemption price of each Fund’s shares is based on the relevant Fund’s current net asset value per share. See “Net Asset Value Per Share” in the Funds’ Prospectus.

As set forth under “Net Asset Value Per Share”, State Street determines each Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m. Eastern Time) on each day that the Exchange is open. The Exchange generally is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEMPTIONS IN KIND

Conditions may arise in the future which would, in the judgment of the Board or Royce, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of a Fund. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Royce would select the securities delivered in payment of redemptions in accordance with the Trust’s redemption in kind procedures, valued at the same value assigned to them in computing the Fund’s net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

APPLICATION OF FREQUENT TRADING POLICY TO CERTAIN INVESTORS

As described in the Prospectus, under the Trust’s frequent trading policy, the Funds may, in certain circumstances, reject an investor’s purchase or exchange of Fund shares. Upon implementation of Rule 22c-2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with either the Trust or RFS, acting on behalf of the Trust. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. The Funds may elect to treat an intermediary that has no shareholder information agreement concerning the Funds as an individual investor with respect to the frequent trading policy. If the Funds make this election, they will not, with respect to the frequent trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor’s relationship with the intermediary, this may have adverse consequences to the investor, such as the rejection of a transaction in Fund shares or the imposition of a fee, that would not be borne by other investors who deal with the Funds directly or through a different intermediary.

TAXATION

Shares of the Funds are offered solely to separate accounts of insurance companies that fund variable annuity contracts or life insurance policies described in Section 817(d) of the Internal Revenue Code of 1986 (the “Variable Contracts”). See the disclosure documents for the applicable Variable Contracts for a discussion of the tax consequences of owning such Variable Contracts.

Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. By so qualifying, a Fund will not be subject to Federal income tax to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income. The Funds will not be subject to the 4% Federal excise tax imposed on regulated investment companies that do not distribute substantially all of their income and gains each calendar year so long as their only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts.

Each Fund will maintain accounts and calculate income by reference to the U.S. dollar for Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund’s distributable income and capital gains for Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund’s investments in foreign securities, such regulations could restrict that Fund’s ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement.

Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund’s cash available for distribution to shareholders.

If a Fund invests in stock of a so-called passive foreign investment company (“PFIC”), the Fund may be subject to Federal income tax on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, this amount would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders.

In lieu of being taxable in the manner described above, a Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, the Fund may elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. The resulting non-cash “phantom” gain or loss generally would be reported as ordinary income or loss. The Fund may make either of these elections with respect to its investments (if any) in PFICs.

Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount will be required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement when the Fund recognizes non-cash “phantom” income (including situations in which the Fund has made one of the elections described above relating to a PFIC investment) and to avoid income taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

As of December 31, 2014, neither Fund had any unutilized capital loss carryforwards.

Each Fund intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain diversification requirements on segregated asset accounts investing in the Funds. These requirements, which are in addition to the diversification requirements applicable to the Funds under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Funds may invest. Failure to meet the requirements of Section 817(h) could result in current taxation of a holder of a Variable Contract on the income of the Variable Contract.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds. Changes in Federal income tax law occurring after the date of this Statement of Additional Information may be retroactive and may significantly affect the Federal income tax matters discussed above. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds’ activities, and this discussion must be read in conjunction with the discussion in the prospectuses and/or statements of additional information for the applicable Variable Contracts. It is not intended as a substitute for careful tax planning, and does not discuss the taxation of insurance companies or the taxation of holders of Variable Contracts. Potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any Federal, state, local or foreign taxes applicable to the Variable Contracts and the holders thereof.

DESCRIPTION OF THE TRUST

Trust Organization

The Trust was established as a Delaware business trust, effective January 11, 1996. A copy of the Trust’s Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust’s office in New York, New York. The Trust’s business and affairs are managed under the direction of the Board.

The Trust has an unlimited authorized number of shares of beneficial interest, which the Board may divide into an unlimited number of series and/or classes without shareholder approval. (The Trust presently has two series, each of which has two classes of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shares vote by individual series, except as otherwise required by the 1940 Act or when the Trustees determine that the matter affects shareholders of more than one series. The shares of each class represent a pari passu interest in such Fund’s investment portfolio and other assets and have the same redemption and other rights. Service Class shares of each Fund have exclusive voting rights with respect to the Rule 12b-1 Plan.

Seven of the nine Trustees currently in office was elected by the Trust’s shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the shareholder-elected Trustees remain in office, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of 66 2/3% of the outstanding shares of the Trust and filed with the Trust’s custodian or by a vote of the holders of 66 2/3% of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting will be held upon the written request of the holders of at least 10% of the Trust’s outstanding shares. Upon the written request by 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust’s outstanding shares, stating that such shareholders wish to communicate with the Trust’s other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider the removal of a Trustee, the Trust is required to provide lists of its shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as provided above the Trustees may continue to hold office and appoint their successors.

Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their series. Shareholders have no preemptive rights. The Trust’s fiscal year ends on December 31.

The separate accounts of Insurance Companies and the trustees of qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the shareholders of the Funds. However, each Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, an Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable separate account prospectuses.

The Funds currently do not foresee any disadvantages to policyowners arising out of the fact that each Fund offers its shares to variable and variable life insurance separate accounts of insurance companies. Nevertheless, the Trustees intend to monitor events in order to identify any irreconcilable material conflicts that may arise due to future differences in tax treatment or other considerations and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw investments in one or more of the Funds and to substitute shares of another Fund. As a result, a Fund may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is deemed by the Trust to be in the best interests of the shareholders of the Fund.

Shareholder Liability

Generally, Trust shareholders will not be personally liable for the obligations of the Trust under Delaware law. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting shareholder trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject the Trust’s shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust’s assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of a Fund’s property of any Fund shareholder held personally liable for the Fund’s obligations. Thus, the risk of a Fund shareholder incurring financial loss beyond its investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business and the nature of its assets, management believes that the risk of personal liability to a shareholder is extremely remote.

EXHIBIT A

June 5, 2003, as amended
Through March 20, 2015

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures. Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material. Under the oversight of the Head of Administration, a Trade Processing Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. The Head of Administration or his designee use Glass Lewis’ ballot reconciliation tool that is directly tied to the daily holdings provided to them by Royce. Proxies are voted electronically and hard copies of any research notes made on the proxy material are stored.

Voting of Proxies. Once proxy material has been received, it is then promptly reviewed by the designated Trade Processing Assistant to evaluate the issues presented. The Head of Administration or his designee, in consultation with a Co-Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Trade Processing Assistant has an up-to-date list of these matters at all times, including instructions from a Royce Co-Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. Portfolio Managers may also seek approval from a Royce Co-Chief Investment Officer to separately vote on each regularly recurring matter using the same standards described above for non-regularly recurring matters.

a.
From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

b.
The designated Trade Processing Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Trade Processing Assistant then presents these proposed votes to the Head of Administration, or his designee, and a Co-Chief Investment Officer. A Co-Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration, or his designee, maintains a log of all votes including when different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both a Co-Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes. The Head of Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

c.
There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

d.
A portfolio manager may, on occasion, determine to take no action on a proxy or a specific proxy item and not submit a vote when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

e.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

f.
If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the oversight of the Head of Administration, or his designee, the designated Trade Processing Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Trade Processing Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Compliance Department develops and updates the list of such public companies or their known affiliates and this list is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Compliance Department by the designated Trade Processing Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Trade Processing Assistant under the supervision of the Head of Administration, maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by a Co-Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Viewpoint system for 7 years. Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained by the Trade Processing Assistant in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce’s Head of Administration and/or Royce’s Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. Royce’s Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure. Royce’s proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:

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The Royce Funds – proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com.

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Limited Liability Company and Limited Partnership Accounts – proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com).

-	Separate Accounts – proxy voting records and procedures are disclosed to separate account clients annually.

SCHEDULE FOR COMPUTATION OF
PERFORMANCE QUOTATIONS PROVIDED IN ITEM 21

          This Schedule illustrates the growth of a $1,000 initial investment in each Fund of the Trust by applying the “Annual Total Return” and the “Average Annual Total Return” percentages set forth in this Registration Statement in response to Item 21 to the following total return formula:

P(1+T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	Average annual total return
	n	=	number of years
	ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year or other periods at the end of the 1, 5 or 10 year or other periods.

Royce Capital Fund - Micro-Cap Portfolio (Annuity - Investment Class)

		(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2014:

1,000(1-0.0358)[1]=$964 ERV

		(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2014:

1,000(1+0.0750)[5]=$1,435 ERV

		(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2014:

1,000(1+0.0609)[10]=$1,806 ERV

Royce Capital Fund - Micro-Cap Portfolio (Annuity - Service Class)

		(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2014:

1,000(1-0.0384)[1]=$962 ERV

		(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2014:

1,000(1+0.0728)[5]=$1,421 ERV

		(c)	ERV of a $1,000 investment for the period from the Fund’s inception on May 2, 2006 through December 31, 2014:

1,000(1+0.0344)8.6658=$1,341 ERV

Royce Capital Fund - Small-Cap Portfolio (Annuity - Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2014:

1,000(1+0.0324)[1]=$1,032 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2014:

1,000(1+0.1278)[5]=$1,824 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2014:

1,000(1+0.0823)[10]=$2,205 ERV

Royce Capital Fund - Small-Cap Portfolio (Annuity - Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2014:

1,000(1+0.0292)[1]=$1,029 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2014:

1,000(1+0.1249)[5]=$1,801 ERV

(c)	ERV of a $1,000 investment for the period from the Fund’s inception on May 2, 2006 through December 31, 2014:

1,000(1+0.0682)8.6658=$1,772 ERV

PART C - OTHER INFORMATION

Item 28.     Exhibits:

The exhibits required by Items (a) through (c), (e) to (i) and (k) to (o) to the extent applicable to the Registrant, have been filed with the Registrant’s initial Registration Statement and Pre-Effective Amendments Nos. 1 through 3 and Post-Effective Amendment Nos. 1 through 32 (No. 333-01073) and are incorporated by reference herein.

(j)	Consent of PricewaterhouseCoopers LLP. Filed herewith.
(p)	Code of Ethics for The Royce Funds and The Royce Companies, as amended through April 22, 2015. Filed herewith.

Item 29.     Persons Controlled by or Under Common Control With Registrant

There are no persons directly or indirectly controlled by or under common control with the Registrant.

Item 30.     Indemnification

(a) Article IX of the Trust Instrument of the Registrant provides as follows:

“ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1.    Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. None of the Trustees or officers of the Trust shall be responsible or liable for any act or omission or for neglect or wrongdoing by him or by any agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Indemnification. (a) Subject to the exceptions and limitations contained in subsection (b) below:

(i)     every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

(ii)     as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)     who shall, in respect of the matter involved, have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or

(ii)     in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)     To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)     Any repeal or modification of this Article IX by the Shareholders of the Trust, or adoption or modification of any other provision of the Trust Instrument or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3. Indemnification of Shareholders.    If any Shareholder or former Shareholder of the Trust or of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets of the Trust or belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, for itself or on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust or the Series and satisfy any judgment thereon from the assets of the Trust or the Series.”

(b)(1)     Paragraph 8 of the Investment Advisory Agreement by and between the Registrant and Royce & Associates provides as follows:

    “8.     Protection of the Adviser.   The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.”

 (b)(2)    Paragraph 9 of the Distribution Agreement made May 1, 2006 by and between the Registrant and Royce Fund Services, Inc. provides as follows:

“9.   Protection of the Distributor.   The Distributor shall not be liable to the Fund or to any series thereof for any action taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Distributor and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Distributor in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares. Notwithstanding the preceding sentences of this Paragraph 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Distributor against, or entitle or be deemed to entitle the Distributor to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Distributor is Entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Distributor was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Distributor was not liable by reason of such misconduct by (a) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the action, suit or other proceeding or (b) an independent legal counsel in a written opinion.”

(d)     The Fund, its officers and directors, R&A, the Distributor and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund’s stockholders, and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $30,000,000, with a deductible amount of $500,000.

Item 31.     Business and Other Connections of Investment Adviser

Reference is made to the filings on Schedule D to the Application on Form ADV, as amended, of Royce & Associates, LLC for Registration as Investment Adviser under the Investment Advisers Act of 1940.

Item 32.     Principal Underwriters

Royce Fund Services, Inc. is the Registrant’s principal underwriter in connection with the sale of shares of the Registrant. Royce Fund Services, Inc. is also the principal underwriter in connection with the sale of shares of The Royce Fund. The following are the directors and officers of Royce Fund Services, Inc., the principal place of business of which is 745 Fifth Avenue, New York, New York 10151.

	Positions and Offices	Positions and Offices
Name	with Underwriter	with Registrant
Charles M. Royce	Director, Secretary	President
John D. Diederich	President	Director of Administration,
Vice President
Jack E. Fockler, Jr.	Vice President	Vice President

Item 33.     Location of Accounts and Records

The accounts, books and other documents required to be maintained by the Registrant pursuant to the Investment Company Act of 1940, are maintained at the following locations:

Royce Capital Fund
745 Fifth Avenue
New York, New York 10151

State Street Bank and Trust Company
John Adams Building, 2 North
1776 Heritage Drive
North Quincy, MA 02171

Item 34.     Management Services

State Street Bank and Trust Company, a Massachusetts trust company (“State Street”), will provide certain management-related services to the Registrant pursuant to a Custodian Contract between the Registrant and State Street. Under such Custodian Contract, State Street, among other things, will contract with the Registrant to keep books of accounts and render such statements as agreed to in the then current mutually-executed Fee Schedule or copies thereof from time to time as requested by the Registrant, and will assist generally in the preparation of reports to holders of shares of the Registrant, to the Securities and Exchange Commission and to others, in the auditing of accounts and in other ministerial matters of like nature as agreed to between the Registrant and State Street. All of these services will be rendered pursuant to instructions received by State Street from the Registrant in the ordinary course of business.

Registrant paid the following fees to State Street for services rendered pursuant to the Custodian Contract, as amended, for the years ended December 31, 2012, 2013 and 2014:

2012:	$251,719
2013:	$232,307
2014:	$188,533

Item 35.     Undertakings

The Registrant hereby undertakes to call a special meeting of its shareholders upon the written request of shareholders owning at least 10% of the outstanding shares of the Registrant for the purpose of voting upon the question of the removal of a trustee or trustees and, upon the written request of 10 or more shareholders of the Registrant who have been such for at least 6 months and who own at least 1% of the outstanding shares of the Registrant, to provide a list of shareholders or to disseminate appropriate materials at the expense of the requesting shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 2015.

The Registrant represents that this Post-Effective Amendment is filed solely for one or more of the purposes set forth in paragraph (b)(1) of Rule 485 under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than as listed in paragraph (b)(1) of such Rule or one for which the Commission has approved a filing under paragraph (b)(1)(vii) of the Rule, has occurred since the latest of the following three dates: (i) the effective date of the Registrant’s Registration Statement; (ii) the effective date of the Registrant’s most recent Post-Effective Amendment to its Registration Statement which included a prospectus; or (iii) the filing date of a post-effective amendment filed under paragraph (a) of Rule 485 which has not become effective.

ROYCE CAPITAL FUND
By:	/s/ Charles M. Royce

Charles M. Royce, President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Charles M. Royce	President and Trustee	April 30, 2015

Charles M. Royce

/s/ Peter K. Hoglund	Treasurer	April 30, 2015

Peter K. Hoglund

/s/ Christopher D. Clark	Vice President and Trustee	April 30, 2015

Christopher D. Clark

/s/ Patricia W. Chadwick	Trustee	April 30, 2015

Patricia W. Chadwick

/s/ Richard M. Galkin	Trustee	April 30, 2015

Richard M. Galkin

/s/ Stephen L. Isaacs	Trustee	April 30, 2015

Stephen L. Isaacs

/s/ Arthur S. Mehlman	Trustee	April 30, 2015

Arthur S. Mehlman

/s/ David L. Meister	Trustee	April 30, 2015

David L. Meister

/s/ G. Peter O’Brien	Trustee	April 30, 2015

G. Peter O’Brien

/s/ Michael K. Shields	Trustee	April 30, 2015

Michael K. Shields

NOTICE

A copy of the Trust Instrument of Royce Capital Fund is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.